                                                                   EXHIBIT 10.34

===================================================================================================================================
                                                                    1. CONTRACT ID NO.                               PAGE OF PAGES
     AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                N01-HB-07148                                    1       3
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2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE        4. REQUISITION/PURCHASE REQ. NO.         5. PROJECT NO. (If applicable)
          Five (5)                   See Block 16C.                      N/A
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6. ISSUED BY                  CODE                        7. ADMINISTERED BY (If other than Item 6)            CODE
                                   --------------                                                                   --------------
National Institutes of Health                             BDR Contracts Section, COB, DEA, NHLBI
National Heart, Lung, and Blood Institute                 AIIN: 268907148
6701 Rockledge Drive (RKL2), MSC 7902                     OMB No. 0990-0115
Bethesda, MD 20892-7902
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8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)     (X) 9A. AMENDMENT OF SOLICITATION NO.
                                                                                ---
                                                                                    -----------------------------------------------
                                                                                    9B. DATED (SEE ITEM 13)
Gen-Probe, Inc.
10210 Genetic Center Drive                                                       --------------------------------------------------
San Diego, California 92121-4362                                                    10A. MODIFICATION OF CONTRACT/ORDER
                                                                                         NO.
                                                                                             N01-HB-07148
                                                                                (X) -----------------------------------------------
--------------------------------------------------------------------------------    10B. DATED (SEE ITEM 13)
CODE                                    FACILITY CODE                                        January 1, 2000
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                                        11. THIS ITEM APPLIES TO AMENDMENTS OF SOLICITATIONS
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[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                        [  ] is extended, [  ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
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12. ACCOUNTING AND APPROPRIATION DATA (If required)
Doc. No. 300N1HB07148A     DUNS 115337123     EIN: 1-33-0044608-A2
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                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
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[X]   A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
----     ORDER NO. IN ITEM 10A.

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      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

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     C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
 X   FAR 1.602-1
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     D. OTHER (Specify type of modification and authority)

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E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 2 copies to the issuing office.
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14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

PURPOSE: To extend the contract eighteen (18) months without additional funding.

AMOUNT: $7,752,879 (UNCHANGED)

CONTRACT TYPE: Cost Reimbursement (Unchanged) EXPIRATION DATE: June 30, 2004 (CHANGED)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
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15A. NAME AND TITLE OF SIGNER (Type or print)               16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

  Henry L. Nordhoff, President & CEO                                              Lynda A. Bindseil
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15B. CONTRACTOR/OFFEROR                 15C. DATE SIGNED    16B. UNITED STATES OF AMERICA                         16C. DATE SIGNED

   /s/ HENRY L. NORDHOFF                     4-FEB-02       BY /s/ LYNDA A. BINDSEIL                              2/7/02
   ----------------------------------------                    ----------------------------------------
   (Signature of person authorized to sign)                    (Signature of Contracting Officer)
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NSN 7540-01-152-8070                                         30-105                                   STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                                         Prescribed by GSA
                                                                                                                FAR (48 CFR) 53.243
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

Gen-Probe, Inc.
Contract N01-HB-07148
Modification No. 5

THE GOVERNMENT AND THE CONTRACTOR MUTUALLY AGREE AS FOLLOWS:

1) ARTICLE B.2. ESTIMATED COST, paragraphs a. and d. are hereby replaced as follows:

      "a. This is a cost-sharing contract. The total estimated cost of performing the work under this contract is $19,552,879. For further provisions regarding the specific cost-sharing arrangement, see
            ARTICLE B.4. ADVANCE UNDERSTANDINGS."

      "d. It is estimated that the amount currently allotted will cover performance of the contract through June 30, 2004."

2) ARTICLE B.4. ADVANCE UNDERSTANDINGS, paragraph c. is revised and replaced as follows:

      "c.   COST SHARING

      (1) This is a cost-sharing contract. Monies shall be provided for the total cost of performance from the National Institutes of Health, National Heart, Lung, and Blood Institute and Gen-Probe
            Incorporated.

      (2)   The Government shall provide monies in an amount not to exceed
            $7,752,879. The Contractor's share is estimated at $11,800,000 OR
            60.35% of the total estimated cost set forth in ARTICLE B.2.
            ESTIMATED COST, paragraph a.

      (3)   The Contractor shall maintain records of all contract costs
            (including costs claimed by the Contractor as being its share) and such records shall be subject to the Audit and Records clause of the General Clauses.

      (4) Costs contributed by the Contractor shall not be charged to the Government under any other contract, grant, or cooperative agreement
            (including allocation to other grants, contracts, or cooperative agreements as part of an independent research and development program). The Contractor shall report the organization's share of the costs on its invoices to the Government as referenced in ARTICLE
            B.4.d.(1)."

3)    ARTICLE F.1. DELIVERIES, paragraph a. is hereby replaced as follows:

      "a.   The items specified below as described in SECTION C, ARTICLE C.1.
            will be required to be delivered F.O.B. Destination as set forth in FAR 52.247-35, F.O.B. DESTINATION, WITHIN CONSIGNEES PREMISES (APRIL
            1984), and in accordance with and by the date(s) specified below:


                                   Page 2 of 3

Gen-Probe, Inc.
Contract N01-HB-07148
Modification No. 5

      Item     Description                              Quantity                      Delivery Schedule
      ----     -----------                              --------                      -----------------
      (a)      Quarterly Reports w/progress chart       Original & 5 copies           Quarterly

      (b)      Annual Reports w/progress chart          Original & 5 copies           12/31/00, 12/31/01,
                                                                                      12/31/02, 12/31/03

      (c)      Draft Final Report                       2 copies                      05/19/04

      (d)      Final Report                             Original & 20 copies          06/30/04

      (e)      Contractor/CBER Related Documents        2 Copies                      See below

      (f)      Progress Report for Clinical Research    Original & 5 copies           12/31/00, 12/31/01,
                                                                                      12/31/02, 12131/03
                                                                                      06/30/04

      In addition to quarterly and annual progress reports, the contractor shall make available to the government a copy of the progress chart related to the projected course of the workscope. Also, copies of documents related to negotiations between the contractor and CBER officials shall be submitted to the Project Officer within two weeks of said negotiations. This shall include preclinical and clinical protocols as well as information from the study."


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